UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 06, 2024

ASHLAND INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	333-211719	81-2587835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8145 Blazer Drive
Wilmington, Delaware		19808
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 302 995-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ASH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06 Material Impairments.

On May 6, 2024, Ashland Inc. (the “Company”) executed a definitive agreement to sell its nutraceuticals business. In connection with entering the definitive agreement, the Company expects to incur a non-cash impairment charge relating to the goodwill and other intangible assets and property, plant and equipment of this business during the third quarter of fiscal 2024 in the range of $110 million to $120 million, which is expected to be substantially offset by tax benefits. A press release announcing the entry into the definitive agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance, financial condition, operating cash flow and liquidity, as well as the economy and other future events or circumstances. These statements include, but may not be limited to, statements about the sale of the nutraceuticals business, including the estimated range for the impairment and the realization and amount of any potential tax benefits.

Ashland’s expectations and assumptions include various risks and uncertainties that may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, include the Company's ability to achieve the anticipated financial benefits from any acquisition transactions and adverse events of such transactions that could result in a decrease in the estimated fair value of goodwill or other intangible assets established, triggering an impairment, and without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations described herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this news release whether because of new information, future events or otherwise. Information on Ashland’s website is not incorporated into or a part of this news release.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
99.1	News Release dated May 7, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND INC.

Date:	May 8, 2024	By:	/s/ Robin E. Lampkin
Robin E. Lampkin Senior Vice President, General Counsel and Secretary